UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 30, 2005

TNX Television Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-33313	95-4868287
(Commission File Number)	(IRS Employer Identification No.)

800 S. Ocean Blvd., L1, Boca Raton, FL	33432
(Address of Principal Executive Offices)	(Zip Code)

(561) 395-9973
(Registrant’s Telephone Number, Including Area Code)

1811 Chestnut Street, Suite 120, Philadelphia, Pennsylvania 19103
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On September 30, 2005, TNX Television Holdings, Inc. reported that it had ceased operations because of a lack of funds.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TNX TELEVISION HOLDINGS, INC.

By: /s/ Irwin L. Gross Name: Irwin L. Gross Title: Chief Executive Officer

Date: September 30, 2005